IMPACT SHARES TRUST I

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

(the “Fund”)

Supplement dated April 1, 2022 to the Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the Fund, each dated October 25, 2021, each as supplemented and amended from time to time.

This Supplement provides new and additional information regarding the Fund. This Supplement should be read in conjunction with the above referenced documents.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are revised as follows:

1.	The section entitled “FUND SUMMARY- Portfolio Management” of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Impact Shares, Corp. serves as the investment adviser to the Fund. The co-portfolio managers for the Fund are Ethan Powell, who has managed the Fund since inception, and Emma Muhleman, who joined Impact Shares Corp as Senior Portfolio Manager in March 2022.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	August 2018	President
Emma Muhleman	March 2022	Senior Portfolio Manager

2.	The heading and section entitled “MANAGEMENT OF THE FUNDS - Portfolio Manager” of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Ethan Powell is the portfolio manager of the Minority ETF and the Sustainable Development ETF and the co-portfolio manager of the Women’s ETF. Mr. Powell has managed each Fund since its inception. Emma Muhleman became the co-portfolio manager of the Women’s ETF in March 2022.

Ethan Powell. Mr. Powell has spent over two decades in financial services, primarily in hedge funds and private equity. Most recently Mr. Powell founded Impact Shares. Impact Shares is a collaboration of leading financial service and nonprofit organizations providing single social issue ETFs. Mr. Powell is also a Principal and Chief Investment Officer of Brookmont Capital Management (“Brookmont”). Additionally, Mr. Powell serves as the Chairman of the board for a $5 billion mutual fund complex. Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Advisors, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of strategies in the marketplace. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst and Young providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell is a Certified Public Accountant and CFA Charterholder.

Emma Muhleman. Ms. Muhleman is a Certified Public Accountant and CFA Charterholder, having served as an investment specialist focused on global macroeconomics, equities, foreign exchange, rates and credit over the past decade. Ms. Mulheman joined Brookmont and Impact Shares in March 2022. Ms. Muhleman brings skills in data science, machine learning and artificial intelligence to the investment process. Emma received a Bachelor of Science from San Diego State University in 2009, a Master of Science in Accounting and Finance and a Master of Taxation from the University of Notre Dame in 2010.

Prior to joining Impact Shares, Ms. Muhleman worked in various roles at Ascend Investment Management, Allianz Global Investors, and Pacific View Asset Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.

3.	The heading and first two paragraphs under the Section entitled “INFORMATION REGARDING PORTFOLIO MANAGER” of the SAI are hereby deleted in their entirety and replaced with the following:

INFORMATION REGARDING PORTFOLIO MANAGERS

Ethan Powell is the portfolio manager of the Minority ETF and the Sustainable Development ETF and a co-portfolio manager of the Women’s ETF. Emma Muhleman is a co-portfolio manager of the Women’s ETF.

As of June 30, 2021, Ethan Powell does not manage any client accounts other than the Funds.

Ms. Muhleman also serves as a portfolio manager for Brookmont Capital Management (“Brookmont”). Ms. Muhleman provides her services as co-portfolio manager of the Women’s ETF free of charge. The following table provides information about funds and accounts, other than the Women’s ETF, for which Ms. Muhleman is primarily responsible for the day-to-day portfolio management.

	Number of Accounts Managed and Total Assets by Account Type*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Emma Muhleman	2	$286 million	–	–	2	$559 million

    *As of March 31, 2022.

4.	The subsection titled “Compensation Structure – Impact Shares” of the SAI is hereby deleted in its entirety and replaced with the following:

Compensation Structure – Impact Shares

Impact Shares currently has four full-time employees, including Mr. Powell. Impact Shares’ financial arrangements with its paid employees currently includes base compensation and a discretionary bonus. Impact Shares currently offers no retirement plan, health insurance plan or other employee benefits to its paid employees. These arrangements may change in future periods to the extent Impact Shares grows and takes on more full-time employees. Mr. Powell provides his services as President and a Trustee of the Trust free of charge. Ms. Muhleman provides her services as co-portfolio manager of the Women’s ETF free of charge.

Conflicts of Interest – Brookmont

Investment decisions made by Ms. Muhleman in her capacity as co-portfolio manager for the Women’s ETF may be made in conjunction with decisions for other accounts and/or funds managed by her at Brookmont. Brookmont recognizes that potential conflicts may arise with respect to other investment accounts managed by Ms. Muhleman, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies. These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g., a partially filled order) warrant a different approach. Brookmont has policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

5.       The subsection titled “Ownership of Securities” of the SAI is hereby deleted in its entirety and replaced with the following:

Ownership of Securities

As of June 30, 2021, Ethan Powell owned the following dollar range of shares of each Fund:

Fund	Dollar Range of Securities Owned
Women’s ETF	$1 – $10,000
Minority ETF	$1 – $10,000
Sustainable Development ETF	$1 – $10,000

As of March 31, 2022, the date on which Ms. Muhleman joined Impact Shares and became co-portfolio manager of the Women’s ETF, Ms. Muhleman owned no shares of any of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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